Summary Prospectus January 31, 2012, as supplemented and revised August 28, 2012

Virtus Global Opportunities Fund

A: NWWOX	B: WWOBX	C: WWOCX	I: WWOIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus dated January 31, 2012, as supplemented and revised August 28, 2012, and SAI dated August 28, 2012 are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 170 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 57 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	5.00%	(b)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.57%	0.57%	0.57%	0.57%	(c)
Total Annual Fund Operating Expenses	1.67%	2.42%	2.42%	1.42%

(a)	Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$735	$1,071	$1,430	$2,438
Class B	Sold	$645	$955	$1,291	$2,571
	Held	$245	$755	$1,291	$2,571
Class C	Sold	$345	$755	$1,291	$2,756
	Held	$245	$755	$1,291	$2,756
Class I	Sold or Held	$145	$449	$776	$1,702

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to provide investors with exposure to high-quality global companies. The securities selected for inclusion in the fund are those believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, the fund invests in equity securities or equity-linked instruments of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2011, the fund was invested in issuers representing approximately 12 different countries.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

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Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity-Linked Instruments Risk. The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Class I Shares have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2003: 19.07%	Worst Quarter: Q4/2008: -20.92%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-0.69%	-3.58%	2.89%
Return After Taxes on Distributions	-0.67%	-3.78%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	-0.29%	-2.80%	2.61%
Class B
Return Before Taxes	0.67%	-3.11%	2.76%
Class C
Return Before Taxes	4.70%	-3.15%	2.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
MSCI ACWI Index (net) (reflects no deduction for fees, expenses or taxes)	-7.35%	-1.93%	4.24%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total return basis with dividends reinvested. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI ACWI Index (net) is calculated on a total return basis with net dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

Portfolio Management

>	Matthew Benkendorf, a Director at Vontobel, is a manager of the fund. Mr. Benkendorf has been Co-Portfolio Manager since January 2009.

>	Rajiv Jain, a Managing Director of Vontobel, is a manager of the fund. Mr. Jain has been Co-Portfolio Manager since January 2009.

c/o Virtus Mutual Funds

P.O. Box 9874

Providence, RI 02940-8074

8407	8-12

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.